                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             -------------------

                                   FORM 8-K

                             -------------------


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report    (Date of earliest event reported)    March 8, 1995
                                                            -------------



                            TRAK AUTO CORPORATION
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                          0-12202                      52-1281465
-------------------------------         ----------------         ----------------------------
(State or other jurisdiction of         (Commission File                (IRS Employer
        incorporation)                      Number)                  Identification No.)



           3300 75th Avenue, Landover, Maryland                         20785
         ----------------------------------------                    ----------
         (Address of principal executive offices)                    (Zip Code)

          Registrant's telephone number, including area code (301) 731-1200
                                                             --------------


------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         The discussion under Item 5 of this Current Report is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         On September 14, 1994, Ronald S. Haft filed a lawsuit (the "Options Lawsuit") against Dart Group Corporation ("Dart") in the Chancery Court of the State of Delaware seeking a court order that Dart issue to him 197,048 shares of Class B Common Stock of Dart pursuant to his purported exercise of options to purchase such shares (the "Options"). On January 19, 1995, Ronald S. Haft and plaintiffs in a shareholders derivative lawsuit filed in September 1993 (the "Kahn Derivative Lawsuit"), who had intervened in the Options Lawsuit, entered into what they referred to as a Stipulation and Agreement of Compromise, Settlement and Release (the "Settlement Agreement"), which was filed in the Court on January 20, 1995. As part of the putative Settlement Agreement, Ronald Haft's exercise of the Options would have been allowed.

         On March 8, 1995, Dart filed with the Court a brief opposing the authority of the plaintiffs in the Kahn Derivative Lawsuit to settle the Options Lawsuit on behalf of Dart (the "Brief"). As an exhibit to the Brief, Dart filed under seal its Response to Putative Settlement Agreement Between Plaintiff and Intervenors (the "Memorandum"). On March 10, 1995, the plaintiffs in the Kahn Derivative Lawsuit withdrew from the Settlement Agreement. A copy of the Memorandum is attached hereto as Exhibit 99.1 and a copy of the resolution of the Executive Committee of Dart's Board of Directors (the "Executive Committee") approving the submission of the Memorandum to the Court is attached hereto as Exhibit 99.2.

         The Memorandum makes reference to a preliminary estimation (which is subject to change) by Wasserstein Perella & Co., Inc. ("WP&Co.") of the range of fair value of Dart's outstanding stock. Dart has engaged WP&Co. to estimate the range of fair value of Dart in connection with the defense of the Options Lawsuit and with respect to certain other issues of shareholder value confronting Dart. As part of this engagement, WP&Co. is analyzing the value of Dart as of the date of the issuance of the Options and as of the date the report is to be delivered, based upon methodologies and certain assumptions deemed appropriate by WP&Co. The primary methodology which WP&Co. is utilizing for purposes of this valuation is a comparable companies analysis, i.e., an analysis of the current trading values of the stock of certain other public companies in the same businesses as Dart. WP&Co. is also utilizing, to a lesser extent, two other methodologies: a discounted cash flow analysis (based on projected free cash flow over approximately a five-year horizon) and a comparable acquisitions analysis (based on transaction multiples for selected recently completed acquisitions of retail companies). In conducting the discounted cash flow analysis, WP&Co. has been provided with certain very preliminary internal estimates of future performance of Dart prepared by its management (which were not prepared for this purpose, are subject to change and have not been independently verified by WP&Co.).

         The range of WP&Co.'s preliminary estimated value per share referred to in the Memorandum exceeds the range within which the shares of Dart's Class A stock have traded in recent periods. Neither Dart nor WP&Co. make any representation or prediction as to whether the market price of the shares will increase to the range of value in WP&Co.'s preliminary estimate or as to whether any holder of shares would at any time be able to realize an amount in that range from an investment in the shares.

         The Memorandum also states that the Executive Committee "has under favorable consideration" a liquidation of Dart's interest in Shoppers Food Warehouse and an extraordinary distribution of cash to shareholders or a share repurchase. No final decision has been made whether or not Dart will enter into these transactions, and there can be no assurance as to the timing or terms of these extraordinary transactions, if they do occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Attached hereto as Exhibit 99.1 is a copy of Dart's Response to Putative Settlement Agreement Between Plaintiff and Intervenors, together with its index of the following documents attached thereto:


TAB                                DOCUMENT

1.   Dart 10K (1994).

2.   Hearing Transcript (Jan. 30, 1995).

3. Plaintiffs' Memorandum of Law in Support of Their Motion for the Appointment of a Temporary Custodian (Jan. 3, 1995), filed in Kahn
     v. Haft, Del. Ch., C.A. No. 13154.

4.   Directors' Response to R. Haft Settlement Proposal (Dec. 20, 1994).

5.   Press release of Herbert Haft (Jan. 23, 1995).

6. Report of Wasserstein Perella & Co. re: maximization of shareholder value (Mar. 6, 1995).

7.   Standstill Agreement (Sept. 14, 1994).

8.   Dart Group Corporation 10Q (Oct. 31, 1994).

9.   Crown Books Corporation 10Q (Oct. 31, 1994).

10.  Letter from Geoffrey Stewart to Douglas Bregman, et al., (Sept. 2,
     1994).

11.  Hearing Transcript (Jan. 30, 1995).

12.  Letter from David J. Hensler to Chancellor Allen (Jan. 26, 1995).

13.  Settlement Submission (Jan. 19, 1995).

14.  Letter from Mr. Battaglia to Court (Jan. 20, 1995).

15.  Schafran Affidavit (Mar. 8, 1995)

16.  Dart Group Corporation 10Q (Oct. 31, 1994).

17.  Dart Press Release (Feb. 10, 1995).

18.  Letter from Ayres to Bonanno (Dec. 29, 1994).

19.  Letter from Ayres to Hensler (Dec. 21, 1994).

20.  Kahn Affidavit (Jan. 19, 1995).

21.  Hearing Transcript (Sept. 14, 1994).

22. Principles of Corporate Governance: Analysis and Recommendations, 2 A.L.I. pt. VII, Reporter's Note, at 9 (1994).

23. Warren Brown & Frank Swoboda, Managing the Culture of Change; At G.M. New Team Shakes Up Culture From Top Down, Wash. Post (Jan. 31, 1993).

24.  Alison Leigh Cowan, The High Energy Board Room, N.Y. Times (Oct.
     28, 1992).

25. Doron P. Levin, Shake Up At G.M.; Stempel Quits Job As Top G.M. Officer In Rift With Board, N.Y. Times (Oct. 27, 1992).

26. Principles of Corporate Governance, 2 A.L.I. pt. VII, Section 7.14 cmt. c, at 184 (1994).

27. Am. Complaint (Jan. 12, 1995), filed in Kahn v. Haft, Del. Ch., C.A. No. 13154.

28. Agreement between Combined entities and Dart Drug Stores, et al. (July 6, 1987).

29. Joint Stipulation between Dart Drug Stores, Trak, and Combined (Oct. 7, 1991), filed in In re Dart Drug Stores, Inc., No.
     89-4-2347-PM (Bankr. Md.).

30.  Notes from Ronald Haft SLC Interview (June 16, 1994).

31. Notes of Feb. 15, 1994 SLC Meeting at Combined Properties (dated Feb. 19, 1994).

32.  Marshall Affidavit (Feb. 28, 1995).

33.  Wolff Affidavit (Mar. 7, 1995).

34.  Haft Family Stock Option Charts.

35.  Complaint, (Nov. 23, 1993), filed in Haft v. Haft, Del. Ch. C.A.
     No. 13268.

36.  Marmon Affidavit (Mar. 6, 1995).

37.  Ramsey Affidavit (Mar. 7, 1995).

38.  Schafran deposition (Feb. 16, 1995).

39. Complaint, (Aug. 10, 1993), filed in Haft v. Haft, D.C. Super. Ct. C.A. No. DR-2087-93.

40. Memorandum of Robert M. Haft and Linda G. Haft in Opposition to Defendants' Motion for Summary Judgment, (May 6, 1994), filed in Haft v. Haft, D.C. Super. Ct. Fam. Div., C.A. No. DR-2087-93.

41.  Kara Swisher, Dart's Dilemma, Wash. Post (Jan. 30, 1995).

42. Betsy Pisik, Directors Act to Halt Hafts' Family Feud, Wash. Times (Sept. 8, 1994).

These documents have been omitted from Exhibit 99.1 attached hereto.
The Registrant agrees to furnish supplementally to the Commission upon its request, any of the omitted documents.

     Attached hereto as Exhibit 99.2 is a copy of the Resolution of the Executive Committee of the Board of Directors by Unanimous Written Consent, dated March 7, 1995.

                                 EXHIBIT INDEX


Exhibit No.                    Description                                      Page
-----------                    -----------                                      ----
99.1                  Dart Group Corporation's Response
                      to Putative Settlement Agreement
                      Between Plaintiff and Intervenors

99.2                  Resolution of the Executive Committee
                      of the Board of Directors by Unanimous
                      Written Consent, dated March 7, 1995



                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRAK AUTO CORPORATION



                                       By:/S/ David MacGlashan
                                          ------------------------------------
                                          David MacGlashan
                                          Principal Accounting
                                          Officer

Date:  March 14, 1995